Oppenheimer
       DEVELOPING MARKETS
       FUND

                                     ANNUAL
                                     REPORT

                                 AUGUST 31, 2002

FUND HIGHLIGHTS

PERFORMANCE UPDATE

INVESTMENT STRATEGY DISCUSSION

LISTING OF INDIVIDUAL INVESTMENTS


"GIVEN THAT OUR INVESTMENT OUTLOOK REMAINED VIRTUALLY UNCHANGED DURING THE PERIOD, WE STUCK TO OUR MANTRA AND MADE ONLY MODEST CHANGES. OUR THEMATIC APPROACH, WHICH LOOKS TO CAPITALIZE ON FAR-REACHING GLOBAL GROWTH TRENDS SUCH AS MASS AFFLUENCE AND NEW TECHNOLOGY, IS, WE BELIEVE, AN APPROACH FOR ALL SEASONS."


                                                         [GRAPHICS OMITTED]

                                                         OPPENHEIMERFUNDS(R)

                                                         The Right Way to Invest

REPORT HIGHLIGHTS


    CONTENTS

  1 Letter to Shareholders

  3 An Interview
    with your Fund's
    Manager

  7 Fund Performance

 11 FINANCIAL
    STATEMENTS

 30 INDEPENDENT
    AUDITORS' REPORT

 31 Federal
    Income Tax
    Information

 32 Trustees and Officers

 36 Privacy Policy Notice


FUND OBJECTIVE

Oppenheimer Developing Markets Fund aggressively seeks capital appreciation.


FUND HIGHLIGHTS

o BARRON'S Ranking--BARRON'S ranked Portfolio Manager Rajeev Bhaman in their Top 100 Fund Managers, July 2002. Rajeev has been ranked in this annual listing of the top fund portfolio managers for the past three years.(1)

o According to Lipper, Inc., a leading mutual fund tracking company, the Fund's Class A shares ranked 4 of 148 and 1 of 106 emerging markets funds, respectively, for the three- and five-year periods ended August 31, 2002.(2)


---------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
          For the 1-Year Period
          Ended 8/31/02
          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   5.44%        -0.63%
---------------------------------
Class B   4.61         -0.39
---------------------------------
Class C   4.54          3.54
---------------------------------
Class N   5.13          4.13
---------------------------------

SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE
NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

*SEE NOTES ON PAGE 10 FOR FURTHER DETAILS.

1. Source: BARRON'S, "Winning Ways," July 29, 2002.
2. Source: Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund's one year ranking for the period ended 8/31/02 was 52 of 187.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

LETTER TO SHAREHOLDERS

[GRAPHICS OMITTED]

JOHN V. MURPHY
PRESIDENT
OPPENHEIMER
DEVELOPING MARKETS
FUND


DEAR SHAREHOLDER,

As we near the end of 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. When it comes to investing, words like trust, experience and consistency have never been more meaningful.
   Recently, accounting scandals and an overall lack of investor confidence in corporate America have weakened the stock market and caused the prices of many individual securities to drop sharply during the period. On the other hand, the overall bond market has provided some positive returns and stability, helping to provide investors with a safe haven from the equity markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to invest their money.
   Despite the continued challenges, there are signs of a moderate recovery in the U.S. economy. Rooted in a combination of low inflation and little pressure on the Federal Reserve Board to raise interest rates, business conditions are slowly improving, and we believe the prospects for long-term investors look bright. With that said, we expect the economy and markets to return to historical levels and not the exaggerated growth levels that typified the late 1990s and early 2000s.
   Now more than ever, investors can see on two levels the fundamental advantage of mutual funds: diversification. Investors can diversify their portfolios by investing among several types of funds to reduce short-term risks. The right asset allocation among equity and fixed-income funds can help cushion an investor's portfolio from tough market conditions. Secondly, mutual funds, while certainly not immune to volatility and declines in either the equity or fixed-income markets, offer clear-cut advantages over direct ownership of individual


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

LETTER TO SHAREHOLDERS

securities. Because fund portfolios often contain a number of different investments, one security's poor performance usually does not have a dramatic effect on the fund as a whole.
   Your financial advisor is also an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.
   We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds THE RIGHT WAY TO INVEST.

Sincerely,

/s/ JOHN V. MURPHY

John V. Murphy
September 23, 2002

THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC.
AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.


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

AN INTERVIEW WITH YOUR FUND'S MANAGER

PORTFOLIO MANAGER
RAJEEV BHAMAN

Q

HOW DID OPPENHEIMER DEVELOPING MARKETS FUND PERFORM DURING THE FISCAL YEAR THAT ENDED AUGUST 31, 2002?
A. In what was an up and down year for emerging markets, the Fund's performance outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.(1) While these results were certainly respectable, particularly when compared to the major U.S. stock indices over the same period, we consider the similarity a coincidence. The reason is that the Fund's composition is typically very different than that of its benchmark, and this past year was no exception.
   Despite poor short-term returns, the Fund's selective approach performed favorably versus its peer groups. In addition to the Lipper rankings mentioned earlier, the Fund's Class A shares earned an overall 5-star Morningstar Rating,(TM) the highest possible, among diversified emerging markets funds for the combined periods ended August 31, 2002.(2)

WHY WAS IT AN UP-AND-DOWN YEAR FOR THE FUND?
Events, such as the terrorist attacks, economic and market pressures in the United States, and the uncertainties facing Brazil and the rest of Latin America played a major role. Although slowing U.S. demand for foreign goods and services hurt Mexico and South Korea, two of our larger country weightings, these markets proved remarkably resilient. Mexico has adopted sensible fiscal and monetary polices that have kept inflation in check and interest rates historically low, suggesting a certain degree of

1. The Fund's performance is compared to the MSCI, which returned -14.90%, for the one year period ended 8/31/02. For more information on the MSCI, see page 7.
2. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Oppenheimer Developing Markets Fund was rated against the following numbers of U.S.-domiciled Diversified Emerging Markets funds over the following time periods ended 8/31/02: 139 funds in the last three years, and 100 funds in the last five years. With respect to these Diversified Emerging Markets funds, Oppenheimer Developing Markets Fund received a Morningstar Rating of 5 stars, for both the three-, and five-periods, respectively. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


                    3 | OPPENHEIMER DEVELOPING MARKETS FUND
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

AN INTERVIEW WITH YOUR FUND'S MANAGER

--------------------------------------------------------------------------------
OUR PHILOSOPHY REMAINS THE SAME: BUY GOOD COMPANIES IN GOOD BUSINESSES
AT GOOD PRICES.
--------------------------------------------------------------------------------

confidence in its economy. Meanwhile, South Korea and other areas of Southeast Asia have benefited from greater availability of consumer credit, which has boosted domestic demand.
   Conditions have been somewhat more problematic in India, our largest country weighting, which encountered difficulties ranging from limited rainfall during the recent monsoon season to border tensions with Pakistan. Nevertheless, its mostly autonomous economy continued to grow at a measured pace. In contrast, Brazil, which made headlines when it received $30 billion in new loans from the International Monetary Fund, struggled with high debt levels, weakness in its currency and concerns over the outcome of its upcoming presidential election.
   That said, it's important to point out that we invest in companies, not countries. Although we are cognizant of external events within a given market, our focus is not on the events themselves but rather their impact on the business prospects of existing and prospective holdings. In essence, what we are looking for are shareholder-oriented companies whose reasonable long-term returns exceed their cost of capital, regardless of their size or location.

WHAT CHANGES, IF ANY, DID YOU MAKE TO THE FUND?
Given that our investment outlook remained virtually unchanged during the period, we stuck to our mantra and made only modest changes. Our thematic approach, which looks to capitalize on far-reaching global growth trends such as mass affluence and new technology, is, we believe, an approach for all seasons. This is exemplified by the relatively low amount of trading activity or turnover in the portfolio, as well as the duration of our holding periods. Nearly all of our top positions were owned in excess of one year, and in a number of instances, we held them for five years. Because of our confidence in their long-term prospects, we took advantage of temporary downturns to add to many of these positions.



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

--------------------------------
AVERAGE ANNUAL
TOTAL RETURNS WITH
SALES CHARGE

For the Periods Ended 9/30/02(3)

CLASS A        Since
1-Year  5-Year Inception
--------------------------------
2.01%   -1.25%  3.90%

CLASS B        Since
1-Year  5-Year Inception
--------------------------------
2.41%   -1.17%  4.02%

CLASS C        Since
1-Year  5-Year Inception
--------------------------------
6.49%   -0.83%  4.16%

CLASS N        Since
1-Year  5-Year Inception
--------------------------------
7.05%   N/A    -15.32%
--------------------------------

WHICH OF THE FUND'S HOLDINGS HAD THE GREATEST EFFECT ON PERFORMANCE?
Several of the Fund's best performers for the period were stocks that reflect our long-term, low-turnover approach. Brazilian aircraft manufacturer Empresa Brasileira de Aeronautica SA (Embraer) overcame sharp declines in the aftermath of the terrorist attacks, rebounding on fairly robust growth in regional jet routes. Moreover, the company's export-based business benefited from the weakening Brazilian currency, which bolstered the already lower cost characteristics of these smaller planes. Elsewhere, the rise of credit availability and consumerism in Southeast Asia aided LG Home Shopping, Inc., the leading home shopping network in Korea.
   Considering the myriad challenges during the period, we had our fair share of holdings that detracted from performance. Mexican media company Grupo Televisa SA, the world's largest Spanish language broadcaster fell on concerns over the prolonged slowdown in advertising spending. Specialized shipbuilder Hyundai Heavy Industries Co. Ltd. also experienced a difficult operating environment, which was exacerbated by exposure to a financially distressed sister company.
   Although emerging market companies pose considerable risks, it is important to remember that investing in foreign securities involves additional risks, such as currency fluctuations and higher expenses, which can affect returns.


3. See Notes on page 10 for further details.


                    5 | OPPENHEIMER DEVELOPING MARKETS FUND
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

AN INTERVIEW WITH YOUR FUND'S MANAGER

----------------------

REGIONAL ALLOCATION(4)

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


Asia            52.3%
Latin America   24.5
Middle East/
Africa           8.4
US/Canada        6.5
Europe           5.1
Emerging
Europe           3.2
----------------------


LOOKING AHEAD, WHAT IS YOUR OUTLOOK FOR THE FUND?
Our philosophy remains the same: Buy good companies in good businesses at good prices. We are currently very comfortable with the companies we own and believe they represent exceptional value. In taking a long-term view, predicated on patience and consistency, Oppenheimer Developing Markets Fund continues to be an important part of THE RIGHT WAY TO INVEST.

TOP TEN GEOGRAPHIC DIVERSIFICATION HOLDINGS(4)
------------------------------------------------------------------
India                                                        21.9%
------------------------------------------------------------------
Brazil                                                       12.8
------------------------------------------------------------------
Mexico                                                       11.7
------------------------------------------------------------------
Korea, Republic of (South)                                    9.5
------------------------------------------------------------------
Taiwan                                                        7.6
------------------------------------------------------------------
United States                                                 6.5
------------------------------------------------------------------
Hong Kong                                                     4.1
------------------------------------------------------------------
Singapore                                                     3.9
------------------------------------------------------------------
Egypt                                                         2.6
------------------------------------------------------------------
Croatia                                                       2.6


TOP TEN COMMON STOCK HOLDINGS(5)
------------------------------------------------------------------
Empresa Brasileira de Aeronautica SA (Embraer), Preference    4.7%
------------------------------------------------------------------
LG Home Shopping, Inc.                                        3.8
------------------------------------------------------------------
Bharat Petroleum Corp. Ltd.                                   3.4
------------------------------------------------------------------
Hyundai Heavy Industries Co. Ltd.                             3.3
------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR                              3.2
------------------------------------------------------------------
Housing Development Finance Corp. Ltd.                        2.8
------------------------------------------------------------------
ICICI Bank Ltd., Sponsored ADR                                2.8
------------------------------------------------------------------
Grupo Financiero Banorte SA de CV                             2.7
------------------------------------------------------------------
Pliva d.d., GDR                                               2.6
------------------------------------------------------------------
Corporacion GEO SA de CV, Series B                            2.5


4. Portfolio is subject to change. Percentages are as of August 31, 2002, and are based on total market value of investments.
5. Portfolio is subject to change. Percentages are as of August 31, 2002, and are based on net assets.


                    6 | OPPENHEIMER DEVELOPING MARKETS FUND
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

FUND PERFORMANCE

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION, BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED AUGUST 31, 2002, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.
MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended August 31, 2002, Oppenheimer Developing Markets Fund navigated a mixed operating environment, producing absolute returns that outperformed its benchmark index, shown in the following graphs. Despite a series of defining events, including the terrorist attacks, prolonged market weakness in the United States and economic crisis in Latin America, a number of developing markets proved remarkably resilient. Consequently, the Fund manager's investment outlook remained virtually unchanged. Thematically, companies were evaluated on their potential to benefit from sweeping global growth trends, such as mass affluence and corporate restructuring. Fundamentally, businesses were judged on their long-term returns versus their cost of capital, and management's effectiveness in maximizing shareholder value. Country, industry and market capitalization weightings were the result of the Fund manager's individual stock selection rather than predetermined target allocations. The Fund's holdings, allocations, management and strategies are subject to change.
COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held from the inception date of November 18, 1996 until August 31, 2002. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestment of all dividends and capital gains distributions.
   The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged capitalization-weighted equity index of issuers located in 25 developing markets. The MSCI Emerging Markets Free Index is widely recognized as a measure of performance in developing markets.
   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index shown.


                    7 | OPPENHEIMER DEVELOPING MARKETS FUND
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

FUND PERFORMANCE

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       Oppenheimer Developing             MSCI Emerging Markets
                       Markets Fund (Class A)                  Free Index
    11/18/1996                 $ 9,425                           $10,000
    11/30/1996                   9,331                            10,000
    02/28/1997                  11,008                            11,162
    05/31/1997                  11,923                            11,102
    08/31/1997                  12,083                            10,306
    11/30/1997                  10,641                             8,504
    02/28/1998                  11,331                             8,831
    05/31/1998                  11,073                             7,796
    08/31/1998                   7,693                             5,062
    11/30/1998                   9,091                             6,415
    02/28/1999                   8,275                             6,247
    05/31/1999                  10,552                             7,787
    08/31/1999                  11,533                             8,538
    11/30/1999                  13,617                             9,157
    02/29/2000                  18,933                            10,485
    05/31/2000                  16,504                             9,094
    08/31/2000                  17,198                             8,923
    11/30/2000                  14,677                             6,875
    02/28/2001                  16,147                             7,352
    05/31/2001                  15,456                             6,963
    08/31/2001                  13,745                             6,281
    11/30/2001                  13,309                             6,202
    02/28/2002                  15,614                             7,010
    05/31/2002                  15,981                             7,295
    08/31/2002                  14,492                             6,296

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES OF THE FUND AT 8/31/02(1)
1-YEAR -0.63%   5-YEAR 2.48%   SINCE INCEPTION 6.62%


CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       Oppenheimer Developing             MSCI Emerging Markets
                       Markets Fund (Class B)                  Free Index
    11/18/1996                 $10,000                           $10,000
    11/30/1996                   9,900                            10,000
    02/28/1997                  11,650                            11,162
    05/31/1997                  12,580                            11,102
    08/31/1997                  12,730                            10,306
    11/30/1997                  11,190                             8,504
    02/28/1998                  11,886                             8,831
    05/31/1998                  11,593                             7,796
    08/31/1998                   8,039                             5,062
    11/30/1998                   9,492                             6,415
    02/28/1999                   8,617                             6,247
    05/31/1999                  10,978                             7,787
    08/31/1999                  11,962                             8,538
    11/30/1999                  14,101                             9,157
    02/29/2000                  19,586                            10,485
    05/31/2000                  17,039                             9,094
    08/31/2000                  17,729                             8,923
    11/30/2000                  15,096                             6,875
    02/28/2001                  16,577                             7,352
    05/31/2001                  15,842                             6,963
    08/31/2001                  14,065                             6,281
    11/30/2001                  13,593                             6,202
    02/28/2002                  15,917                             7,010
    05/31/2002                  16,259                             7,295
    08/31/2002                  14,613                             6,296

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES OF THE FUND AT 8/31/02(1)
1-YEAR -0.39%   5-YEAR 2.58%   SINCE INCEPTION 6.78%

THE PERFORMANCE INFORMATION FOR THE MSCI EMERGING MARKETS FREE INDEX IN THE GRAPHS BEGINS ON 11/30/96 FOR CLASS A, CLASS B AND CLASS C, AND 2/28/01 FOR CLASS N.

1. See Notes on page 10 for further details.


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

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         Oppenheimer Developing           MSCI Emerging Markets
                         Markets Fund (Class C)                Free Index
    11/18/1996                   $10,000                         $10,000
    11/30/1996                     9,900                          10,000
    02/28/1997                    11,660                          11,162
    05/31/1997                    12,590                          11,102
    08/31/1997                    12,740                          10,306
    11/30/1997                    11,190                           8,504
    02/28/1998                    11,895                           8,831
    05/31/1998                    11,602                           7,796
    08/31/1998                     8,042                           5,062
    11/30/1998                     9,497                           6,415
    02/28/1999                     8,622                           6,247
    05/31/1999                    10,984                           7,787
    08/31/1999                    11,980                           8,538
    11/30/1999                    14,109                           9,157
    02/29/2000                    19,582                          10,485
    05/31/2000                    17,032                           9,094
    08/31/2000                    17,722                           8,923
    11/30/2000                    15,087                           6,875
    02/28/2001                    16,577                           7,352
    05/31/2001                    15,840                           6,963
    08/31/2001                    14,058                           6,281
    11/30/2001                    13,585                           6,202
    02/28/2002                    15,905                           7,010
    05/31/2002                    16,249                           7,295
    08/31/2002                    14,696                           6,296

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 8/31/02(1)
1-YEAR 3.54%   5-YEAR 2.90%   SINCE INCEPTION 6.88%

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      Oppenheimer Developing       MSCI Emerging Markets
                      Markets Fund (Class N)            Free Index
    03/01/2001               $10,000                     $10,000
    05/31/2001                 9,522                       9,471
    08/31/2001                 8,460                       8,543
    11/30/2001                 8,185                       8,436
    02/28/2002                 9,593                       9,534
    05/31/2002                 9,820                       9,921
    08/31/2002                 8,807                       8,563

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES OF THE FUND AT 8/31/02(1)

1-YEAR 4.13%   SINCE INCEPTION -8.12%

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.


                    9 | OPPENHEIMER DEVELOPING MARKETS FUND
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

NOTES

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares of the Fund were first publicly offered on 11/18/96. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 11/18/96. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge 5% (1-year), 2% (5-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 11/18/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for one-year period. Class C shares are subject to a 0.75% annual asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% (since inception) if redeemed within the first 18 months. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                   10 | OPPENHEIMER DEVELOPING MARKETS FUND
                      |

STATEMENT OF INVESTMENTS  AUGUST 31, 2002

                                                         MARKET VALUE
                                              SHARES       SEE NOTE 1
------------------------------------------------------------------------
 COMMON STOCKS--94.1%
------------------------------------------------------------------------
 CONSUMER DISCRETIONARY--22.3%
------------------------------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE--3.9%
 Danubius Hotel & Spa Rt                     197,775     $  2,849,385
------------------------------------------------------------------------
 Hongkong & Shanghai
 Hotels Ltd. (The)                        11,850,000        4,899,519
------------------------------------------------------------------------
 Intralot SA                                 247,000        4,384,415
------------------------------------------------------------------------
 Jollibee Foods Corp.                     20,300,404        5,286,054
                                                         ---------------
                                                           17,419,373

------------------------------------------------------------------------
 HOUSEHOLD DURABLES--2.5%
 Corporacion GEO SA
 de CV, Series B(1,2)                      5,218,000       11,207,787
------------------------------------------------------------------------
 INTERNET & CATALOG RETAIL--3.7%
 LG Home Shopping, Inc.                      156,281       16,837,963
------------------------------------------------------------------------
 MEDIA--10.4%
 Greek Organization of
 Football Prognostics                        391,000        3,995,588
------------------------------------------------------------------------
 Grupo Televisa SA,
 Sponsored GDR(1)                            455,000       14,441,700
------------------------------------------------------------------------
 Hurriyet Gazetecilik
 ve Matbaacilik AS                       755,000,000        1,850,490
------------------------------------------------------------------------
 Shaw Brothers Ltd.
 (Hong Kong)(3)                            5,000,000        3,878,205
------------------------------------------------------------------------
 Singapore Press
 Holdings Ltd.                               718,000        8,042,060
------------------------------------------------------------------------
 Television Broadcasts Ltd.                1,940,000        6,280,128
------------------------------------------------------------------------
 Zee Telefilms Ltd.                        3,537,600        8,075,829
                                                         ---------------
                                                           46,564,000

------------------------------------------------------------------------
 MULTILINE RETAIL--1.0%
 Lojas Americanas SA,
 Preference                            2,122,357,600        4,337,053
------------------------------------------------------------------------
 SPECIALTY RETAIL--0.8%
 Courts (Singapore) Ltd.(2)               10,877,000        3,791,628
------------------------------------------------------------------------
 CONSUMER STAPLES--11.9%
------------------------------------------------------------------------
 BEVERAGES--3.3%
 Companhia de Bebidas
 das Americas, ADR                           400,000        5,600,000
------------------------------------------------------------------------
 Kingfisher Properties
 & Holdings Ltd.(3)                        1,953,227        5,000,938
------------------------------------------------------------------------
 Serm Suk Public Co. Ltd.                    858,200        4,475,089
------------------------------------------------------------------------
 United Breweries Ltd.(1)                    781,290               --
                                                         ---------------
                                                           15,076,027

                                                         MARKET VALUE
                                              SHARES       SEE NOTE 1
------------------------------------------------------------------------
 FOOD & DRUG RETAILING--4.3%
 Dairy Farm International
 Holdings Ltd.(1)                          6,884,500     $  5,851,825
------------------------------------------------------------------------
 Jeronimo Martins & Filho
 SA(1)                                       530,000        3,581,222
------------------------------------------------------------------------
 President Chain
 Store Corp.                               4,612,000        7,609,228
------------------------------------------------------------------------
 PT Hero Supermarket
 Tbk(1,2)                                 13,531,400        2,215,757
                                                         ---------------
                                                           19,258,032

------------------------------------------------------------------------
 FOOD PRODUCTS--0.9%
 Sadia SA, Preference                     11,370,000        3,972,380
------------------------------------------------------------------------
 TOBACCO--3.4%
 Eastern Tobacco Co.(3)                      417,000        4,050,728
------------------------------------------------------------------------
 ITC Ltd.                                    775,000       11,184,496
                                                         ---------------
                                                           15,235,224

------------------------------------------------------------------------
 ENERGY--4.7%
------------------------------------------------------------------------
 OIL & GAS--4.7%
 Bharat Petroleum
 Corp. Ltd.                                2,669,920       15,134,321
------------------------------------------------------------------------
 SK Corp.                                    440,600        6,048,421
                                                         ---------------
                                                           21,182,742

------------------------------------------------------------------------
 FINANCIALS--22.0%
------------------------------------------------------------------------
 BANKS--9.1%
 Commercial International
 Bank, Sponsored GDR(4)                      900,000        5,383,530
------------------------------------------------------------------------
 Grupo Financiero
 Banorte SA de CV(1)                       5,000,000       12,123,661
------------------------------------------------------------------------
 Grupo Financiero
 Inbursa SA de CV(1)                       8,670,000        8,365,175
------------------------------------------------------------------------
 ICICI Bank Ltd.,
 Sponsored ADR                             1,891,225       12,538,822
------------------------------------------------------------------------
 Uniao de Bancos
 Brasileiros SA (Unibanco),
 Sponsored ADR                               197,000        2,507,810
                                                         ------------
                                                           40,918,998

------------------------------------------------------------------------
 DIVERSIFIED FINANCIALS--6.8%
 Haci Omer Sabanci
 Holding AS, ADR(3)                        6,601,200        4,422,804
------------------------------------------------------------------------
 Hong Kong Exchanges
 & Clearing Ltd.                           2,460,000        3,248,462
------------------------------------------------------------------------
 Housing Development
 Finance Corp. Ltd.                        1,051,000       12,713,045


                   11 | OPPENHEIMER DEVELOPING MARKETS FUND
                      |

STATEMENT OF INVESTMENTS  Continued


                                                         MARKET VALUE
                                              SHARES       SEE NOTE 1
------------------------------------------------------------------------
 DIVERSIFIED FINANCIALS Continued
 Kiatnakin Finance Public
 Co. Ltd.                                  2,619,620     $  2,142,140
------------------------------------------------------------------------
 Kotak Mahindra
 Finance Ltd.                              1,400,000        4,622,859
------------------------------------------------------------------------
 Tisco Finance Public
 Co. Ltd.(1)                               5,836,680        3,347,894
                                                         ---------------
                                                           30,497,204

------------------------------------------------------------------------
 INSURANCE--4.2%
 Aksigorta AS                          1,898,000,000        5,407,904
------------------------------------------------------------------------
 Fubon Financial Holding
 Co. Ltd.                                    835,000        7,849,000
------------------------------------------------------------------------
 Sanlam Ltd.                               7,100,000        5,552,205
                                                         ---------------
                                                           18,809,109

------------------------------------------------------------------------
 REAL ESTATE--1.9%
 Brazil Realty SA
 Empreendimentos e
 Participacoes(2,3)                           28,000           22,149
------------------------------------------------------------------------
 Brazil Realty SA, GDR(2,4)                  435,720        3,368,116
------------------------------------------------------------------------
 G. Accion SA de CV,
 Series B(1,3)                             5,457,000        2,701,485
------------------------------------------------------------------------
 Madinet Nasr for Housing
 & Development Co.(2,3)                      539,032        2,364,410
                                                         ---------------
                                                            8,456,160

------------------------------------------------------------------------
 HEALTH CARE--7.0%
------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--0.8%
 Grupo Casa Saba SA de
 CV, Sponsored ADR(1)                        458,000        3,673,160
------------------------------------------------------------------------
 PHARMACEUTICALS--6.2%
 Dr. Reddy's
 Laboratories Ltd.                           421,000        7,784,635
------------------------------------------------------------------------
 Dr. Reddy's Laboratories
 Ltd., Sponsored ADR                         150,000        2,683,500
------------------------------------------------------------------------
 Pliva d.d., GDR(4)                          920,000       11,776,000
------------------------------------------------------------------------
 Sun Pharmaceutical
 Industries Ltd.                             430,628        5,260,023
                                                         ---------------
                                                           27,504,158

------------------------------------------------------------------------
 INDUSTRIALS--8.5%
------------------------------------------------------------------------
 AEROSPACE & DEFENSE--4.7%
 Empresa Brasileira de
 Aeronautica SA
 (Embraer), Preference                     4,835,000       21,194,957

------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--0.5%
 Amdocs Ltd.(1)                              300,000        2,307,000

                                                         MARKET VALUE
                                              SHARES       SEE NOTE 1
------------------------------------------------------------------------
 MACHINERY--3.3%
 Hyundai Heavy
 Industries Co. Ltd.(1)                    828,000       $ 14,604,268
------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--5.1%
------------------------------------------------------------------------
 COMPUTERS & PERIPHERALS--0.9%
 Hon Hai Precision
 Industry Co. Ltd.                         1,038,500        3,942,327
------------------------------------------------------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS--3.2%
 Lite-On Electronics, Inc.                 6,313,000        6,083,486
------------------------------------------------------------------------
 Synnex Technology
 International Corp.                       6,500,000        8,560,374
                                                         ---------------
                                                           14,643,860

------------------------------------------------------------------------
 IT CONSULTING & SERVICES--1.0%
 NIIT Ltd.                                 1,475,000        4,389,700
------------------------------------------------------------------------
 MATERIALS--4.2%
------------------------------------------------------------------------
 CHEMICALS--1.8%
 Asian Paints Ltd. (India)                 1,125,000        7,898,442
------------------------------------------------------------------------
 METALS & MINING--2.4%
 Antofagasta plc                             588,000        4,957,196
------------------------------------------------------------------------
 PT Aneka Tambang Tbk(2)                  99,100,000        5,875,494
                                                         ---------------
                                                           10,832,690

------------------------------------------------------------------------
 TELECOMMUNICATION SERVICES--2.3%
------------------------------------------------------------------------
 DIVERSIFIED TELECOMMUNICATION SERVICES--2.3%
 Portugal Telecom SA                         327,700        2,117,864
------------------------------------------------------------------------
 Portugal Telecom SA,
 Sponsored ADR                               565,000        3,666,850
------------------------------------------------------------------------
 Tele Norte Leste
 Participacoes SA
 (Telemar)                               513,344,345        3,451,623
------------------------------------------------------------------------
 Tele Norte Leste
 Participacoes SA
 (Telemar), Preference                     5,670,000           49,337
------------------------------------------------------------------------
 Videsh Sanchar
 Nigam Ltd.                                   87,924          224,753
------------------------------------------------------------------------
 Videsh Sanchar
 Nigam Ltd.,
 Sponsored ADR                               184,161          977,895
                                                         ---------------
                                                           10,488,322

------------------------------------------------------------------------
 UTILITIES--6.1%
------------------------------------------------------------------------
 ELECTRIC UTILITIES--5.2%
 Companhia Energetica
 de Minas Gerais,
 Preference                              469,669,654        4,317,431


                   12 | OPPENHEIMER DEVELOPING MARKETS FUND
                      |

                                                         MARKET VALUE
                                              SHARES       SEE NOTE 1
------------------------------------------------------------------------
 ELECTRIC UTILITIES Continued
 Companhia Paranaense
 Energia, Sponsored
 ADR, B Shares, Preference                   690,000     $  2,380,500
------------------------------------------------------------------------
 PKL Corp.(1)                                141,983        5,256,661
------------------------------------------------------------------------
 Solidere, GDR(1,3)                        1,984,000        9,176,000
------------------------------------------------------------------------
 Telemar Norte Leste
 SA, Preference                          149,680,154        2,308,844
                                                         ---------------
                                                           23,439,436

------------------------------------------------------------------------
 WATER UTILITIES--0.9%
 Companhia de
 Saneamento Basico
 do Estado de Sao Paulo(1)                64,600,000        1,809,822
------------------------------------------------------------------------
 Companhia de
 Saneamento Basico
 do Estado de Sao
 Paulo, ADR(1)                               340,000        2,295,000
                                                         ---------------
                                                            4,104,822
                                                         ---------------
 Total Common Stocks
 (Cost $440,104,397)                                      422,586,822

                                           PRINCIPAL
                                              AMOUNT
------------------------------------------------------------------------
 NON-CONVERTIBLE CORPORATE BONDS AND NOTES--0.1%
------------------------------------------------------------------------
 Impsat Fiber Networks, Inc.,
 13.75% Sr. Nts., 2/15/05(1,3,5)
 (Cost $6,153,750)                       $ 9,000,000          225,000


                                           PRINCIPAL     MARKET VALUE
                                              AMOUNT       SEE NOTE 1
------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS--5.9%
------------------------------------------------------------------------
 Undivided interest of 10.98% in joint repurchase
 agreement with Banc One Capital Markets, Inc.,
 1.81%, dated 8/30/02, to be repurchased at
 $242,589,778 on 9/3/02, collateralized by U.S.
 Treasury Nts., 5.50%-5.625%, 12/31/02-1/31/03,
 with a value of $71,157,250 and U.S.
 Treasury Bills, 12/26/02, with a value
 of $176,412,766
 (Cost $26,630,000)                      $26,630,000     $ 26,630,000

------------------------------------------------------------------------
 TOTAL INVESTMENTS,
 AT VALUE
 (COST $472,888,147)                           100.1%     449,441,822
------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF
 OTHER ASSETS                                   (0.1)        (568,910)
                                         -------------------------------
 NET ASSETS                                    100.0%    $448,872,912
                                         ===============================



                   13 | OPPENHEIMER DEVELOPING MARKETS FUND
                      |

STATEMENT OF INVESTMENTS  Continued

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.
2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2002. The aggregate fair value of securities of affiliated companies held by the Fund as of August 31, 2002 amounts to $28,845,341. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                                                 UNREALIZED
                                     SHARES            GROSS        GROSS             SHARES   APPRECIATION      DIVIDEND
                            AUGUST 31, 2001        ADDITIONS   REDUCTIONS    AUGUST 31, 2002 (DEPRECIATION)        INCOME
--------------------------------------------------------------------------------------------------------------------------
STOCKS AND/OR WARRANTS
Brazil Realty SA
Empreendimentos
e Participacoes                          --           28,000           --             28,000    $    (4,674)   $       --
Brazil Realty SA, GDR               415,020           20,700           --            435,720     (2,695,602)      452,953
Corporacion GEO SA de
CV, Series B                      3,218,000        2,000,000           --          5,218,000      1,544,876            --
Courts (Singapore) Ltd.           8,705,000        2,172,000           --         10,877,000       (451,059)       84,451
Madinet Nasr for Housing
& Development Co.                   404,032          135,000           --            539,032     (1,290,433)      189,531
PT Aneka Tambang Tbk             40,450,000       58,650,000           --         99,100,000       (159,608)      684,783
PT Hero Supermarket Tbk           7,516,000        6,015,400           --         13,531,400        748,087            --
                                                                                                               ----------
                                                                                                               $1,411,718
                                                                                                               ==========

3. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $20,527,646 or 4.57% of the Fund's net assets as of August 31, 2002.
5. Issuer is in default.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC DIVERSIFICATION, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

 GEOGRAPHIC DIVERSIFICATION   MARKET VALUE       PERCENT
--------------------------------------------------------
 India                        $ 98,489,258         21.9%
 Brazil                         57,615,022         12.8
 Mexico                         52,512,968         11.7
 Korea, Republic of South       42,747,313          9.5
 Taiwan                         34,044,415          7.6
 United States                  29,162,000          6.5
 Hong Kong                      18,306,314          4.1
 Singapore                      17,685,513          3.9
 Egypt                          11,798,668          2.6
 Croatia                        11,776,000          2.6
 Turkey                         11,681,198          2.6
 Thailand                        9,965,123          2.2
 Portugal                        9,365,936          2.1
 Lebanon                         9,176,000          2.1
 Greece                          8,380,003          1.9
 Indonesia                       8,091,251          1.8
 South Africa                    5,552,205          1.2
 Philippines                     5,286,054          1.2
 Great Britain                   4,957,196          1.1
 Hungary                         2,849,385          0.6
                              -------------------------
 TOTAL                        $449,441,822        100.0%
                              =========================

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    14 | OPPENHEIMER DEVELOPING MARKETS FUND
                       |

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2002

------------------------------------------------------------------------
  ASSETS
------------------------------------------------------------------------
  Investments, at value -- see accompanying statement:
  Unaffiliated companies (cost $441,734,393)             $420,596,481
  Affiliated companies (cost $31,153,754)                  28,845,341
                                                         ---------------
                                                          449,441,822
------------------------------------------------------------------------
  Cash                                                        148,135
------------------------------------------------------------------------
  Cash--foreign currencies (cost $1,152,013)                1,174,048
------------------------------------------------------------------------
  Receivables and other assets:
  Shares of beneficial interest sold                        2,432,543
  Interest and dividends                                    1,982,772
  Other                                                       306,524
                                                         ---------------
  Total assets                                            455,485,844

------------------------------------------------------------------------
  LIABILITIES
------------------------------------------------------------------------
  Payables and other liabilities:
  Shares of beneficial interest redeemed                    3,308,250
  Investments purchased                                     2,370,195
  Foreign capital gains taxes                                 307,426
  Transfer and shareholder servicing agent fees               205,309
  Distribution and service plan fees                          181,629
  Shareholder reports                                          98,978
  Trustees' compensation                                       35,783
  Other                                                       105,362
                                                         ---------------
  Total liabilities                                         6,612,932

------------------------------------------------------------------------
  NET ASSETS                                             $448,872,912
                                                         ===============

------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS
------------------------------------------------------------------------
 Paid-in capital                                         $491,173,649
------------------------------------------------------------------------
 Undistributed net investment income                          986,368
------------------------------------------------------------------------
 Accumulated net realized loss on investments
 and foreign currency transactions                        (19,498,629)
------------------------------------------------------------------------
 Net unrealized depreciation on investments and
 translation of assets and liabilities
 denominated in foreign currencies                        (23,788,476)
                                                         ---------------

NET ASSETS                                               $448,872,912
                                                         ===============


                    15 | OPPENHEIMER DEVELOPING MARKETS FUND
                       |

STATEMENT OF ASSETS AND LIABILITIES  Continued

---------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$337,405,051 and 25,131,230 shares of beneficial interest outstanding)                 $13.43
Maximum offering price per share (net asset value plus sales charge of 5.75% of
offering price)                                                                        $14.25
---------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $63,004,735
and 4,731,703 shares of beneficial interest outstanding)                               $13.32
---------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $46,722,082
and 3,525,215 shares of beneficial interest outstanding)                               $13.25
---------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,741,044
and 130,316 shares of beneficial interest outstanding)                                 $13.36


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    16 | OPPENHEIMER DEVELOPING MARKETS FUND
                       |

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2002

-----------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------
 Dividends:
 Unaffiliated companies (net of foreign withholding taxes of $510,474)                $ 11,111,529
 Affiliated companies (net of foreign withholding taxes of $145,545)                     1,411,718
-----------------------------------------------------------------------------------------------------
 Interest                                                                                  230,084
                                                                                      ---------------
 Total investment income                                                                12,753,331

-----------------------------------------------------------------------------------------------------
 EXPENSES
-----------------------------------------------------------------------------------------------------
 Management fees                                                                         3,406,473
-----------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                   617,173
 Class B                                                                                   546,954
 Class C                                                                                   332,624
 Class N                                                                                     3,409
-----------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                                 1,059,147
 Class B                                                                                   227,410
 Class C                                                                                   137,560
 Class N                                                                                     2,632
-----------------------------------------------------------------------------------------------------
 Shareholder reports                                                                       253,382
-----------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                               235,416
-----------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                     14,834
-----------------------------------------------------------------------------------------------------
 Other                                                                                     126,187
                                                                                      ---------------
 Total expenses                                                                          6,963,201
 Less reduction to custodian expenses                                                      (12,171)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees -- Classes A, B, C and N                                            (112,849)
                                                                                      ------------
 Net expenses                                                                             6,838,181

-----------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                                   5,915,150

-----------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------------------------------------------------------------------------
 Net realized loss on:
 Investments (net of foreign capital gains tax of $70,488)                              (7,340,515)
 Foreign currency transactions                                                          (2,741,797)
                                                                                      ---------------
 Net realized loss                                                                     (10,082,312)
-----------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments (net of foreign capital gains tax of $307,426)                              9,003,815
 Translation of assets and liabilities denominated in foreign currencies                (5,193,430)
                                                                                      ---------------
 Net change                                                                              3,810,385
                                                                                      ---------------
 Net realized and unrealized loss                                                       (6,271,927)

-----------------------------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $   (356,777)
                                                                                      ===============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   17 | OPPENHEIMER DEVELOPING MARKETS FUND
                      |

STATEMENTS OF CHANGES IN NET ASSETS


 YEAR ENDED AUGUST 31,                                                                   2002                 2001
---------------------------------------------------------------------------------------------------------------------
 OPERATIONS
---------------------------------------------------------------------------------------------------------------------
 Net investment income                                                            $  5,915,150        $  3,319,915
---------------------------------------------------------------------------------------------------------------------
 Net realized loss                                                                 (10,082,312)         (7,927,919)
---------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                                3,810,385         (44,727,538)
                                                                                  -----------------------------------
 Net decrease in net assets resulting from operations                                 (356,777)        (49,335,542)

---------------------------------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                                                            (2,829,231)         (1,618,586)
 Class B                                                                              (317,608)           (249,376)
 Class C                                                                              (190,847)           (121,084)
 Class N                                                                                (1,342)                 --
---------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                                    --          (3,249,587)
 Class B                                                                                    --          (1,224,142)
 Class C                                                                                    --            (452,374)
 Class N                                                                                    --                  --

---------------------------------------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------------------------------------
 Net increase in net assets resulting from beneficial interest transactions:
 Class A                                                                           173,089,553          91,763,302
 Class B                                                                            17,214,907           9,928,553
 Class C                                                                            26,983,183           9,341,474
 Class N                                                                             1,769,282              84,379

---------------------------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------------------------
 Total increase                                                                    215,361,120          54,867,017
---------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                               233,511,792         178,644,775
                                                                                  -----------------------------------
 End of period [including undistributed net investment
 income of $986,368 and $919,000, respectively]                                   $448,872,912        $233,511,792
                                                                                  ===================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    18 | OPPENHEIMER DEVELOPING MARKETS FUND
                       |

FINANCIAL HIGHLIGHTS

 CLASS A   YEAR ENDED AUGUST 31,                        2002             2001             2000            1999            1998
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $12.93           $16.85           $11.40          $ 7.76          $12.82
----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                   .25              .21              .20             .10             .11
 Net realized and unrealized gain (loss)                 .45            (3.54)            5.37            3.71           (4.62)
                                                      ----------------------------------------------------------------------------
 Total from investment operations                        .70            (3.33)            5.57            3.81           (4.51)
----------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                   (.20)            (.20)            (.12)           (.10)           (.09)
 Distributions from net realized gain                     --             (.39)              --            (.07)           (.46)
                                                      ----------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                        (.20)            (.59)            (.12)           (.17)           (.55)
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $13.43           $12.93           $16.85          $11.40          $ 7.76
                                                      ============================================================================

----------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                    5.44%          (20.08)%          49.12%          49.92%         (36.33)%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)           $337,405         $167,178         $114,137         $40,046         $23,663
----------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $257,746         $153,027         $ 77,848         $29,183         $35,864
----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                  1.91%            1.76%            1.56%           1.11%           0.87%
 Expenses                                               1.81%            1.69%            1.96%           2.36%           2.18%(3)
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of
 transfer agent fees                                    1.77%            1.69%            1.96%           2.36%           2.18%
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  10%              16%              22%             37%             78%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    19 | OPPENHEIMER DEVELOPING MARKETS FUND
                       |

FINANCIAL HIGHLIGHTS  Continued

 CLASS B     YEAR ENDED AUGUST 31,                      2002             2001             2000            1999            1998
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $12.82           $16.70          $11.30           $ 7.69          $12.73
----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                   .15              .12              .11             .04             .01
 Net realized and unrealized gain (loss)                 .44            (3.53)            5.33            3.68           (4.57)
                                                      ----------------------------------------------------------------------------
 Total from investment operations                        .59            (3.41)            5.44            3.72           (4.56)
----------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                   (.09)            (.08)            (.04)           (.04)           (.02)
 Distributions from net realized gain                     --             (.39)              --            (.07)           (.46)
                                                      ----------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                        (.09)            (.47)            (.04)           (.11)           (.48)
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $13.32           $12.82           $16.70          $11.30          $ 7.69
                                                      ============================================================================

----------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                    4.61%          (20.67)%          48.20%          48.81%         (36.85)%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)            $63,005          $45,393          $48,146         $21,028         $12,788
----------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $54,744          $48,135          $37,333         $16,430         $18,673
----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                  1.14%            0.92%            0.78%           0.37%           0.07%
 Expenses                                               2.58%            2.46%            2.72%           3.10%           2.95%(3)
 Expenses, net of reduction to
 custodian expenses and/or
 voluntary waiver of transfer agent fees                2.54%            2.46%            2.72%           3.10%           2.95%
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  10%              16%              22%             37%             78%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   20 | OPPENHEIMER DEVELOPING MARKETS FUND
                      |


CLASS C   YEAR ENDED AUGUST 31,                         2002             2001             2000            1999            1998
----------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $12.78           $16.68           $11.31          $ 7.68          $12.74
----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                   .17              .12              .09             .04             .02
 Net realized and unrealized gain (loss)                 .41            (3.52)            5.32            3.69           (4.58)
                                                      ----------------------------------------------------------------------------
 Total from investment operations                        .58            (3.40)            5.41            3.73           (4.56)
----------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                   (.11)            (.11)            (.04)           (.03)           (.04)
 Distributions from net realized gain                     --             (.39)              --            (.07)           (.46)
                                                      ----------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                        (.11)            (.50)            (.04)           (.10)           (.50)
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $13.25           $12.78           $16.68          $11.31          $ 7.68
                                                      ============================================================================

----------------------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN, AT NET ASSET VALUE(1)                   4.54%          (20.68)%          47.93%          48.98%         (36.88)%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)           $46,722          $20,864          $16,363          $5,064          $3,061
----------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $33,334          $19,646          $10,230          $4,022          $4,206
----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                  1.15%            0.94%            0.82%           0.41%           0.24%
 Expenses                                               2.57%            2.46%            2.71%           3.08%           2.95%(3)
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver
 of transfer agent fees                                 2.53%            2.46%            2.71%           3.08%           2.95%
----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  10%              16%              22%             37%             78%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. sales charges are not reflected in the total returns. total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    21 | OPPENHEIMER DEVELOPING MARKETS FUND
                       |

FINANCIAL HIGHLIGHTS  CONTINUED

 CLASS N  YEAR ENDED AUGUST 31,                                          2002          2001(1)
-------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                  $12.91           $15.26
-------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                    .32              .05
 Net realized and unrealized gain (loss)                                  .34            (2.40)
                                                                       --------------------------
 Total from investment operations                                         .66            (2.35)
-------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                    (.21)              --
 Distributions from net realized gain                                      --               --
                                                                       --------------------------
 Total dividends and/or distributions to shareholders                    (.21)              --
-------------------------------------------------------------------------------------------------
 Net asset value, end of period                                        $13.36           $12.91
                                                                       ==========================

-------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                                     5.13%          (15.40)%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                              $1,741              $77
-------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                     $  686              $35
-------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                                   1.68%            1.63%
 Expenses                                                                2.04%            1.96%
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver
 of transfer agent fees                                                  2.00%            1.96%
-------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                   10%              16%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                    22 | OPPENHEIMER DEVELOPING MARKETS FUND
                       |

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer Developing Markets Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to aggressively seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
 (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid in capital.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of August 31, 2002, securities with an aggregate market value of $225,000, representing 0.05% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                    23 | OPPENHEIMER DEVELOPING MARKETS FUND
                       |

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income tax provision is required, however, during the year ended August 31, 2002, the Fund paid a federal excise tax of $9,061.
    As of August 31, 2002, the Fund had approximately $11,209,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.

 As of August 31, 2002, the Fund had available for federal income tax purposes an unused capital loss carryforward as follows:

                           EXPIRING
                           -------------------------
                           2010           $8,068,791

--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2002, the Fund's projected benefit obligations were increased by $6,143 and payments of $510 were made to retired trustees, resulting in an accumulated liability of $37,056 as of August 31, 2002.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net


                    24 | OPPENHEIMER DEVELOPING MARKETS FUND
                       |
 assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
 CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2002, amounts have been reclassified to reflect an increase in paid-in capital of $3,581,532, a decrease in undistributed net investment income of $2,508,754, and an increase in accumulated net realized loss on investments of $1,072,778. This reclassification includes $1,993,685 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.

 The tax character of distributions paid during the years ended August 31, 2002 and August 31, 2001 was as follows:

                                           YEAR ENDED        YEAR ENDED
                                      AUGUST 31, 2002   AUGUST 31, 2001
                 ------------------------------------------------------
                 Distributions paid from:
                 Ordinary income           $3,339,028       $1,989,046
                 Long-term capital gain            --        4,926,103
                 Return of capital                 --               --
                                           ---------------------------
                 Total                     $3,339,028       $6,915,149
                                           ===========================

 As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Undistributed net
                   investment income                      $    986,368
                 Accumulated net realized loss             (19,498,629)
                 Net unrealized depreciation               (23,788,476)
                                                          ------------
                 Total                                    $(42,300,737)
                                                          ============

--------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.


                    25 | OPPENHEIMER DEVELOPING MARKETS FUND
                       |

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                               YEAR ENDED AUGUST 31, 2002     YEAR ENDED AUGUST 31, 2001(1)
                                SHARES             AMOUNT          SHARES            AMOUNT
-------------------------------------------------------------------------------------------
 CLASS A
 Sold                       24,549,643      $ 345,324,115      21,122,392     $ 309,779,945
 Dividends and/or
 distributions reinvested      196,759          2,577,550         305,013         4,343,385
 Redeemed                  (12,543,703)      (174,812,112)    (15,274,257)     (222,360,028)
                           ----------------------------------------------------------------
 Net increase               12,202,699      $ 173,089,553       6,153,148     $  91,763,302
                           ================================================================

-------------------------------------------------------------------------------------------
 CLASS B
 Sold                        2,392,548      $  33,442,516       1,541,989     $  22,803,862
 Dividends and/or
 distributions reinvested       21,908            286,340          96,553         1,370,152
 Redeemed                   (1,224,073)       (16,513,949)       (980,498)      (14,245,461)
                           ----------------------------------------------------------------
 Net increase                1,190,383      $  17,214,907         658,044     $   9,928,553
                           ================================================================

-------------------------------------------------------------------------------------------
 CLASS C
 Sold                        2,631,550      $  36,946,809       3,516,122     $  50,817,845
 Dividends and/or
 distributions reinvested       13,133            170,863          36,033           509,869
 Redeemed                     (752,220)       (10,134,489)     (2,900,654)      (41,986,240)
                           ----------------------------------------------------------------
 Net increase                1,892,463      $  26,983,183         651,501     $   9,341,474
                           ================================================================

-------------------------------------------------------------------------------------------
 CLASS N
 Sold                          153,629      $   2,190,151           5,990     $      84,856
 Dividends and/or
 distributions reinvested          101              1,328              --                --
 Redeemed                      (29,368)          (422,197)            (36)             (477)
                           ----------------------------------------------------------------
 Net increase                  124,362      $   1,769,282           5,954     $      84,379
                           ================================================================

 1. For the year ended August 31, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to August 31, 2001, for Class N shares.


                    26 | OPPENHEIMER DEVELOPING MARKETS FUND
                       |

--------------------------------------------------------------------------------
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2002, were $241,797,429 and $30,723,230, respectively.

 As of August 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $477,888,357 was composed of:

            Gross unrealized appreciation         $ 40,504,660
            Gross unrealized depreciation          (68,951,195)
                                                  ------------
            Net unrealized depreciation           $(28,446,535)
                                                  ============

 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 1.00% of the first $250 million of average annual net assets of the Fund, 0.95% of the next $250 million, 0.90% of the next $500 million and 0.85% of average annual net assets over $1 billion.

--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.


                    27 | OPPENHEIMER DEVELOPING MARKETS FUND
                       |

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       AGGREGATE          CLASS A        CONCESSIONS       CONCESSIONS     CONCESSIONS       CONCESSIONS
                       FRONT-END        FRONT-END         ON CLASS A        ON CLASS B      ON CLASS C        ON CLASS N
                   SALES CHARGES    SALES CHARGES             SHARES            SHARES          SHARES            SHARES
 YEAR                 ON CLASS A      RETAINED BY        ADVANCED BY       ADVANCED BY     ADVANCED BY       ADVANCED BY
 ENDED                    SHARES      DISTRIBUTOR     DISTRIBUTOR(1)     DISTRIBUTOR(1)  DISTRIBUTOR(1)   DISTRIBUTOR(1)
--------------------------------------------------------------------------------------------------------------------------
 August 31, 2002      $1,059,341         $222,403           $289,954           $706,630        $308,937          $17,158

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                               CLASS A       CLASS B        CLASS C        CLASS N
                            CONTINGENT    CONTINGENT     CONTINGENT     CONTINGENT
                              DEFERRED      DEFERRED       DEFERRED       DEFERRED
                         SALES CHARGES SALES CHARGES  SALES CHARGES  SALES CHARGES
 YEAR                      RETAINED BY   RETAINED BY    RETAINED BY    RETAINED BY
 ENDED                     DISTRIBUTOR   DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
---------------------------------------------------------------------------------------
 August 31, 2002               $10,976      $132,957        $14,261           $510

--------------------------------------------------------------------------------
 SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended August 31, 2002 , payments under the Class A Plan totaled $617,173, all of which were paid by the Distributor to recipients, and included $15,976 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended August 31, 2002, were as follows:

                                                                              DISTRIBUTOR'S
                                                            DISTRIBUTOR'S         AGGREGATE
                                                                AGGREGATE      UNREIMBURSED
                                                             UNREIMBURSED     EXPENSES AS %
                          TOTAL PAYMENTS   AMOUNT RETAINED       EXPENSES     OF NET ASSETS
                            UNDER PLAN      BY DISTRIBUTOR     UNDER PLAN          OF CLASS
-------------------------------------------------------------------------------------------
 Class B Plan                 $546,954            $445,568     $1,742,036              2.76%
 Class C Plan                  332,624             172,405        924,860              1.98
 Class N Plan                    3,409               3,290         25,504              1.46


                    28 | OPPENHEIMER DEVELOPING MARKETS FUND
                       |

--------------------------------------------------------------------------------
 5. FOREIGN CURRENCY CONTRACTS
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

--------------------------------------------------------------------------------
 6. ILLIQUID SECURITIES
 As of August 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August 31, 2002 was $31,841,719, which represents 7.09% of the Fund's net assets.

--------------------------------------------------------------------------------
 7. BANK BORROWINGS
 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
    The Fund had no borrowings outstanding during the year ended or at August 31, 2002.


                    29 | OPPENHEIMER DEVELOPING MARKETS FUND
                       |

INDEPENDENT AUDITORS' REPORT


--------------------------------------------------------------------------------
 THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
 OPPENHEIMER DEVELOPING MARKETS FUND:

 We have audited the accompanying statement of assets and liabilities of Oppenheimer Developing Markets Fund, including the statement of investments, as of August 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Developing Markets Fund as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

 KPMG LLP

 Denver, Colorado
 September 23, 2002


                    30 | OPPENHEIMER DEVELOPING MARKETS FUND
                       |

FEDERAL INCOME TAX INFORMATION Unaudited

--------------------------------------------------------------------------------
 In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    Dividends of $0.1977, $0.0891, $0.1078 and $0.2078 per share were paid to Class A, Class B, Class C and Class N shareholders, respectively, on December 12, 2001, all of which was designated as a "ordinary income" for federal income tax purposes.
    None of the dividends paid by the Fund during the year ended August 31, 2002 are eligible for the corporate dividend-received deduction.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                    31 | OPPENHEIMER DEVELOPING MARKETS FUND
                      |

TRUSTEES AND OFFICERS

NAME, ADDRESS,(1) AGE,             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS / OTHER TRUSTEESHIPS/DIRECTORSHIPS
POSITION(S) HELD WITH FUND         HELD BY TRUSTEE / NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN
AND LENGTH OF TIME SERVED(2)       BY TRUSTEE

INDEPENDENT
TRUSTEES

LEON LEVY,                         General Partner (since 1982) of Odyssey Partners, L.P. (investment partnership)
Chairman of the Board of           and Chairman of the Board (since 1981) of Avatar Holdings, Inc. (real estate
Trustees, Trustee (since 1996)     development). Oversees 31 portfolios in the OppenheimerFunds complex.
Age: 76

DONALD W. SPIRO, Vice              Chairman Emeritus (since January 1991) of the Manager. Formerly a director
Chairman of the Board of           (January 1969-August 1999) of the Manager. Oversees 31 portfolios in the
Trustees, Trustee                  OppenheimerFunds complex.
(since 1996)
Age: 76

ROBERT G. GALLI,                   A trustee or director of other Oppenheimer funds. Formerly Vice Chairman
Trustee since (since 1996)         (October 1995-December 1997) of the Manager. Oversees 41 portfolios in the
Age: 69                            OppenheimerFunds complex.

PHILLIP A. GRIFFITHS, Trustee      The Director (since 1991) of the Institute for Advanced Study, Princeton, N.J.
(since 1999)                       director (since 2001) of GSI Lumonics and a member of the National Academy of
Age: 63                            Sciences (since 1979); formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of Mathematics at Duke
                                   University, a director of Research Triangle Institute, Raleigh, N.C., and a
                                   Professor of Mathematics at Harvard University. Oversees 31 portfolios in the
                                   OppenheimerFunds complex.

BENJAMIN LIPSTEIN, Trustee         Professor Emeritus of Marketing, Stern Graduate School of Business
(since 1996)                       Administration, New York University. Oversees 31 portfolios in the
Age: 79                            OppenheimerFunds complex.

JOEL W. MOTLEY, Trustee            Director (January 2002-present), Columbia Equity Financial Corp. (privately-held
(since October 15, 2002)           financial adviser); Managing Director (January 2002-present), Carmona Motley
Age: 50                            Inc. (privately-held financial adviser). Formerly he held the following positions: Managing Director (January 1998-December 2001), Carmona Motley
                                   Hoffman Inc. (privately-held financial adviser); Managing Director (January
                                   1992- December 1997), Carmona Motley & Co. (privately-held financial adviser).
                                   Oversees 31 portfolios in the OppenheimerFunds complex.


ELIZABETH B. MOYNIHAN,             Author and architectural historian; a trustee of the Freer Gallery of Art and
Trustee (since 1996)               Arthur M. Sackler Gallery (Smithsonian Institute), Trustees Council of the
Age: 72                            National Building Museum; a member of the Trustees Council, Preservation League of New York State. Oversees 31 portfolios in the OppenheimerFunds complex.

1. The address of each Trustee is 6803 S. Tucson Way, Centennial, CO 80112-3924.
2. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.


                    32 | OPPENHEIMER DEVELOPING MARKETS FUND
                       |


KENNETH A. RANDALL,                A director of Dominion Resources, Inc. (electric utility holding company) and
Trustee (since 1996)               Prime Retail, Inc. (real estate investment trust); formerly a director of
Age: 75                            Dominion Energy, Inc. (electric power and oil & gas producer), President and
                                   Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company,
                                   American Motorists Insurance Company and American Manufacturers Mutual Insurance
                                   Company. Oversees 31 portfolios in the OppenheimerFunds complex.

EDWARD V. REGAN, Trustee           President, Baruch College, CUNY; a director of RBAsset (real estate manager); a
(since 1996)                       director of OffitBank; formerly Trustee, Financial Accounting Foundation (FASB
Age: 72                            and GASB), Senior Fellow of Jerome Levy Economics Institute, Bard College,
                                   Chairman of Municipal Assistance Corporation for the City of New York, New York
                                   State Comptroller and Trustee of New York State and Local Retirement Fund.
                                   Oversees 31 investment companies in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,          Chairman (since 1993) of The Directorship Search Group, Inc. (corporate
Trustee (since 1996)               governance consulting and executive recruiting); a life trustee of International
Age: 70                            House (non-profit educational organization), and a trustee (since 1996) of the
                                   Greenwich Historical Society. Oversees 31 portfolios in the OppenheimerFunds complex.

CLAYTON K. YEUTTER, Trustee        Of Counsel (since 1993), Hogan & Hartson (a law firm). Other directorships:
(since 1996)                       Caterpillar, Inc. (since 1993) and Weyerhaeuser Co. (since 1999). Oversees 31
Age: 71                            portfolios in the OppenheimerFunds complex.


----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
AND OFFICER

JOHN V. MURPHY,(3,4)               Chairman, Chief Executive Officer and director (since June 2001) and President
President and Trustee              (since September 2000) of the Manager; President and a director or trustee of
(since October 2001)               other Oppenheimer funds; President and a director (since July 2001) of
Age: 53                            Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of
                                   Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                                   Manager); a director (since November 2001) of OppenheimerFunds Distributor, Inc.
                                   (a subsidiary of the Manager); Chairman and a director (since July 2001) of
                                   Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001)
                                   of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager:
                                   OFI Institutional Asset Management, Inc. and Centennial Asset Management
                                   Corporation (since November 2001), HarbourView Asset Management Corporation and
                                   OFI Private Investments, Inc. (since July 2001); President (since November 1,
                                   2001) and a director (since July 2001) of Oppenheimer Real Asset Management,
                                   Inc.; a director (since November 2001) of Trinity Investment Management Corp.
                                   and Tremont Advisers, Inc. (Investment advisory affiliates of the Manager);
                                   Executive Vice President (since February 1997) of Massachusetts Mutual Life
                                   Insurance Company (the Manager's parent company); a director (since June 1995)
                                   of DBL Acquisition Corporation; formerly, Chief Operating Officer (September
                                   2000-June 2001) of the Manager; President and trustee (November 1999-November
                                   2001) of MML Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director

3. The address of Mr. Murphy is 498 Seventh Avenue, New York, NY 10018.
4. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.


                    33 | OPPENHEIMER DEVELOPING MARKETS FUND
                       |



TRUSTEES AND OFFICERS  Continued

JOHN V. MURPHY,                    (September 1999-August 2000) of C.M. Life Insurance Company; President, Chief
Continued                          Executive Officer and director (September 1999-August 2000) of MML Bay State
                                   Life Insurance Company; a director (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp).
                                   Oversees 69 portfolios in the OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------------------------------
OFFICERS(5,6)

RAJEEV BHAMAN, Vice                Vice President of the Manager (since January 1997); an officer of 1 portfolio in
President (since 1996)             the OppenheimerFunds complex; formerly Assistant Vice President of the Manager
Age: 38                            (March 1996-January 1997); prior to joining the Manager in March 1996 he was
                                   Vice President for Asian Equities of Barclays de Zoete Wedd, Inc. (October
                                   1989-February 1996).

BRIAN W. WIXTED,                   Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer, Principal Financial     (since March 1999) of HarbourView Asset Management Corporation, Shareholder
and Accounting Officer (since      Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder
April 1999)                        Financial Services, Inc., Oppenheimer Partnership Holdings, Inc., OFI Private
Age: 42                            Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
                                   Oppenheimer Millennium Funds plc (since May 2000) and OFI Institutional Asset
                                   Management, Inc. (since November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief Financial Officer (since May 2000) of
                                   Oppenheimer Trust Company (a trust company subsidiary of the Manager); Assistant
                                   Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and
                                   OppenheimerFunds Legacy Program (since April 2000); formerly Principal and Chief
                                   Operating Officer (March 1995-March 1999), Bankers Trust Company-Mutual Fund
                                   Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.

PHILIP F. VOTTIERO,                Vice President/Fund Accounting of the Manager (since March 2002); formerly Vice
Assistant Treasurer                President/Corporate Accounting of the Manager (July 1999-March 2002) prior to
(since August 2002)                which he was Chief Financial Officer at Sovlink Corporation (April 1996-June
Age: 39                            1999). An officer of 72 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK, Secretary          Senior Vice President (since May 1985) and General Counsel (since February 2002)
(since November 2001)              of the Manager; General Counsel and a director (since November 2001) of
Age: 54                            OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel
                                   (since November 2001) of HarbourView Asset Management Corporation; Vice
                                   President and a director (since November 2000) of Oppenheimer Partnership
                                   Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                                   November 2001) of Shareholder Services, Inc., Shareholder Financial Services,
                                   Inc., OFI Private Investments, Inc., Oppenheimer Trust Company and OFI
                                   Institutional Asset Management, Inc.; General Counsel (since November 2001) of
                                   Centennial Asset Management Corporation; a director (since November 2001) of
                                   Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                                   (since November 2001) of OppenheimerFunds International Ltd.; Vice President
                                   (since November 2001) of OppenheimerFunds Legacy Program; Secretary (since
                                   November 2001) of Oppenheimer Acquisition Corp.; formerly Acting General Counsel
                                   (November 2001-February 2002) and Associate General Counsel (May 1981-October
                                   2001) of the Manager; Assistant Secretary of Shareholder Services,

5. The address of each Officer is 498 Seventh Avenue, New York, NY 10018 except for Messrs. Masterson, Vottiero and Wixted and Ms. Ives, whose address is 6803
S. Tucson Way, Centennial, CO 80112-3924.
6. Each Officer serves for an annual term or until his or her resignation, death or removal.


                    34 | OPPENHEIMER DEVELOPING MARKETS FUND
                       |


ROBERT G. ZACK,                    Inc. (May 1985-November 2001), Shareholder Financial Services, Inc. (November
Continued                          1989-November 2001); OppenheimerFunds International Ltd. and Oppenheimer
                                   Millennium Funds plc (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.

KATHERINE P. FELD,                 Vice President and Senior Counsel (since July 1999) of the Manager; Vice
Assistant Secretary                President (since June 1990) of OppenheimerFunds Distributor, Inc.; Director,
(since November 2001)              Vice President and Secretary (since June 1999) of Centennial Asset Management
Age: 44                            Corporation; Vice President (since 1997) of Oppenheimer Real Asset Management,
                                   Inc.; formerly Vice President and Associate Counsel of the Manager (June
                                   1990-July 1999). An officer of 85 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                  Vice President and Assistant Counsel (since June 1998) of the Manager; Vice
Assistant Secretary                President (since 1999) of OppenheimerFunds Distributor, Inc.; Vice President and
(since November 2001)              Assistant Secretary (since 1999) of Shareholder Services, Inc.; Assistant
Age: 36                            Secretary (since December 2001) of OppenheimerFunds Legacy Program and
                                   Shareholder Financial Services, Inc.; formerly Assistant Vice President and
                                   Assistant Counsel of the Manager (August 1997-June 1998); Assistant Counsel of
                                   the Manager (August 1994-August 1997). An officer of 85 portfolios in the
                                   OppenheimerFunds complex.

DENIS R. MOLLEUR,                  Vice President and Senior Counsel of the Manager (since July 1999); formerly a
Assistant Secretary                Vice President and Associate Counsel of the Manager (September 1995-July 1999).
(since November 2001)              An officer of 82 portfolios in the OppenheimerFunds complex.
Age: 44

PHILIP T. MASTERSON,               Vice President and Assistant Counsel of the Manager (since July 1998); formerly,
Assistant Secretary                an associate with Davis, Graham, & Stubbs LLP (January 1997-June 1998). An
(since August 2002)                officer of 72 portfolios in the OppenheimerFunds complex.
Age: 38

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.


 MANAGEMENT AND OTHER AFFILIATES

 INVESTMENT ADVISOR                OppenheimerFunds, Inc.

-----------------------------------------------------------------------------------------------------
 DISTRIBUTOR                       OppenheimerFunds Distributor, Inc.
-----------------------------------------------------------------------------------------------------
 TRANSFER AND SHAREHOLDER          OppenheimerFunds Services
 SERVICING AGENT
-----------------------------------------------------------------------------------------------------
 INDEPENDENT AUDITORS              KPMG LLP
-----------------------------------------------------------------------------------------------------
 LEGAL COUNSEL                     Mayer Brown Rowe and Maw
-----------------------------------------------------------------------------------------------------

          OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC., 498 SEVENTH AVENUE, NEW YORK, NY 10018.


          (C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.

                    35 | OPPENHEIMER DEVELOPING MARKETS FUND
                       |

PRIVACY POLICY NOTICE

AS AN OPPENHEIMER FUND SHAREHOLDER, YOU ARE ENTITLED TO KNOW HOW WE PROTECT YOUR PERSONAL INFORMATION AND HOW WE LIMIT ITS DISCLOSURE.

INFORMATION SOURCES
We obtain nonpublic personal information about our shareholders from the following sources:

o Applications or other forms
o When you create a user ID and password for online account access
o When you enroll in eDocs Direct
o Your transactions with us, our affiliates or others
o A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you.

We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

PROTECTION OF INFORMATION
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

DISCLOSURE OF INFORMATION
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

RIGHT OF REFUSAL
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

SECURITY
In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:
o Account access
o Create a user ID and profile
o User profile
o eDocs Direct, our electronic document delivery service


                    36 | OPPENHEIMER DEVELOPING MARKETS FUND
                       |

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com.

EMAILS AND ENCRYPTION
As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com for assistance.

o All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.

o Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

o You can exit the secure area by either closing your browser, or for added security, you can use the LOG OUT OF ACCOUNT AREA button before you close your browser.

OTHER SECURITY MEASURES
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

HOW YOU CAN HELP
You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

--------------------------------------------------------------------------------
This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the CONTACT US section of our website at WWW.OPPENHEIMERFUNDS.COM or call us at 1.800.CALL OPP (1.800.225.5677).


                    37 | OPPENHEIMER DEVELOPING MARKETS FUND
                       |

INFORMATION AND SERVICES

[GRAPHICS OMITTED]

eDOCS DIRECT


GET THIS REPORT ONLINE!

You can quickly view, download and print this report at your convenience. It's EASY, FAST, CONVENIENT, and FREE!

With OppenheimerFunds EDOCS DIRECT, you'll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll cut down on paper mail and help reduce fund expenses!!

Sign up for EDOCS DIRECT today at
WWW.OPPENHEIMERFUNDS.COM

--------------------------------------------------------------------------------
INTERNET
24-hr access to account information and transactions(1)
WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------------------------
PHONELINK(1) and GENERAL INFORMATION
24-hr automated information and automated transactions
Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
WRITTEN CORRESPONDENCE AND TRANSACTION REQUESTS
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

FOR OVERNIGHT DELIVERY
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
TICKER SYMBOLS
Class A: ODMAX  Class B: ODVBX  Class C: ODVCX  Class N: ODVNX
--------------------------------------------------------------------------------

1. At times the website or PhoneLink may be in accessible or their transaction features may be unavailable.


                                                           [GRAPHICS OMITTED]


                                                           OPPENHEIMERFUNDS(R)
                                                           Distributor, Inc.

RA0785.001.0802 October 30, 2002